Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

September 3, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Office of Filings, Information & Consumer Services

RE: Eaton Vance Mutual Funds Trust (File Nos. 811-04015 and 002-90946) (the “Registrant”)

on behalf of its series Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant on behalf of the Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on November 1, 2019. The shareholders are being asked to consider the following proposal:

1. To approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”) that will permit the Fund to purchase the securities of any issuer if, as a result, no more than 35% of its total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund; and

2.     To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-6573.

Very truly yours,

/s/ Sarah McLaughlin

Sarah McLaughlin, Esq.

Assistant Vice President